Exhibit 99.1

PRESS RELEASE

Contact Information: Kite Realty Group Trust

Jason Colton

SVP, Capital Markets & Investor Relations

317.713.2762

jcolton@kiterealty.com

Kite Realty Group Announces Closing of $7.5 Billion Merger
with Retail Properties of America:
Creates a Top 5 Open-Air, Grocery-Anchored Shopping Center REIT

Indianapolis, IN, October 22, 2021 - Kite Realty Group Trust (NYSE: KRG), a premier owner and operator of high-quality open-air, grocery-anchored shopping centers, announced today the completion of its previously announced merger with Retail Properties of America, Inc. (NYSE: RPAI), a first-class owner and operator of high-quality open-air and mixed-use shopping centers, whereby RPAI merged into a subsidiary of KRG, with KRG continuing as the surviving public company. The combined high-quality, open-air portfolio is a mixture of predominantly necessity-based, grocery-anchored neighborhood and community centers, combined with vibrant mixed-use assets. The merger serves to more than double KRG’s presence in high-growth warmer and cheaper markets, while also introducing and enhancing KRG’s presence in strategic gateway markets. The merger is not only expected to be immediately FFO and NAV accretive, but the combined company has additional opportunities to further increase shareholder value including optimizing NOI margins, leasing of pandemic-related vacancy, lowering the company’s cost of capital, and completing select developments. The combined company will continue to be led by KRG Chairman and CEO John A. Kite and the KRG executive team.

“We are thrilled to announce the successful completion of the transformational merger with RPAI, creating a top 5 open-air shopping center REIT” said John A. Kite, Chairman and CEO. “The resulting open-air portfolio has a productive mix of properties predominantly located in high-growth warmer and cheaper markets, while also increasing our presence in strategic gateway markets. The merger will generate immediate earnings accretion and will drive further long-term value to our shareholders. We have already completed significant steps in our integration and are well-positioned to continue capitalizing on the strong leasing environment. While the financial and operational synergies are extremely compelling, we are most passionate about the quality of the underlying real estate.”

The completion of the transaction follows the satisfaction of all conditions to the closing of the merger, including receipt of approvals of the merger by KRG shareholders and RPAI stockholders. The common shares of the combined company continue to trade under the symbol “KRG” on the NYSE. As of the effective time of the merger, each share of RPAI’s common stock was cancelled and converted into the right to receive 0.623 KRG common shares, plus cash in lieu of fractional shares, pursuant to the merger agreement, and RPAI’s common stock will no longer trade on the NYSE.

BofA Securities, Inc. acted as lead financial advisor to KRG, with KeyBanc Capital Markets Inc. also acting as financial advisor to KRG. Hogan Lovells US LLP acted as legal advisor to KRG. Citigroup Global Markets Inc. acted as exclusive financial advisor and Goodwin Procter LLP acted as legal advisor to RPAI.

About Kite Realty Group Trust

Kite Realty Group Trust (NYSE: KRG) is a real estate investment trust (REIT) headquartered in Indianapolis, IN that is one of the largest publicly traded owners and operators of open-air shopping centers and mixed-use assets. The company’s primarily grocery-anchored portfolio is located in high-growth warmer and cheaper markets and select strategic gateway markets. The combination of necessity-based grocery-anchored neighborhood and community centers, along with vibrant mixed-use assets makes the KRG portfolio an ideal mix for both retailers and consumers. Publicly listed since 2004, KRG has nearly 60 years of experience in developing, constructing and operating real estate. Using operational, investment, development, and redevelopment expertise, KRG continuously optimizes its portfolio to maximize value and return to shareholders. As of September 30, 2021, proforma for the merger, the company owned interests in 185 U.S. open-air shopping centers and mixed-use assets, comprising over 30 million square feet of gross leasable space. For more information, please visit kiterealty.com.

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Safe Harbor

This release, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused and may continue to cause many of our tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their rent obligations, and therefore has and will continue to impact us significantly for the foreseeable future. COVID-19 has impacted us significantly, and the extent to which it will continue to impact us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the continued speed of the vaccine distribution, the efficacy of vaccines, including against variants of COVID-19, acceptance and availability of vaccines, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: risks associated with acquisitions generally, including the integration of the Company’s and RPAI’s businesses and the ability to achieve expected synergies or costs savings; the risk that disruptions caused by or relating to the merger will harm the Company’s business, including current plans and operations; national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent or request rent concessions, and the risk of tenant insolvency and bankruptcy; the competitive environment in which the Company operates, including potential oversupplies of and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; property ownership and management risks, including the relative illiquidity of real estate investments, periodic costs to repair, renovate and re-lease spaces, operating costs and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; risks related to our current geographical concentration of the Company’s properties in Texas, Florida, New York, Maryland, Virginia and North Carolina; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires, including such events or conditions that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

This release also includes certain forward-looking non-GAAP information. Due to high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.

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